EXHIBIT 1.2

OMEGA HEALTHCARE INVESTORS, INC.

$100,000,000
Shares of Common Stock
(par value $0.10 per share)

EQUITY DISTRIBUTION AGREEMENT

June 12, 2009

Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005

Ladies and Gentlemen:

Omega Healthcare Investors, Inc., a Maryland corporation (the "Company"), confirms its agreement (this "Agreement") with Deutsche Bank Securities Inc. (the "Manager"), as follows:

SECTION 1.         Description of Securities.  The Company proposes to issue and sell through or to the Manager (or any Alternative Manager (as defined below)), as sales agent and/or principal, shares of the Company's common stock, par value $0.10 per share (the "Common Stock"), having an aggregate gross sales price of up to $100,000,000 (the "Maximum Amount") on the terms set forth in Section 3 of this Agreement.  The shares of Common Stock to be sold through or to the Manager pursuant hereto or pursuant to a Terms Agreement (as defined below) or through or to an Alternative Manager pursuant to an Alternative Distribution Agreement or Alternative Terms Agreement (each term as defined below) are referred to herein as the "Shares."

The Company has also entered into separate equity distribution agreements (each an "Alternative Equity Distribution Agreement" and, collectively the "Alternative Equity Distribution Agreements"), dated of even date herewith, with each of UBS Securities LLC, as sales agent and/or principal, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sales agent and/or principal (each an "Alternative Manager" and, collectively the "Alternative Managers").  The Company agrees that whenever it determines to sell the Shares directly to the Manager or an Alternative Manager as principal, it will enter into a separate agreement (each, a "Terms Agreement" or "Alternative Terms Agreement," respectively) in form and substance satisfactory to the Manager or the applicable Alternative Manager, as the case may be, relating to such sale in accordance with Section 3 of this Agreement.  This Agreement and the Alternative Equity Distribution Agreements are sometimes hereinafter referred to as the "Distribution Agreements."

The aggregate gross sales price of the Shares that may be sold pursuant to this Agreement, the Alternative Distribution Agreements, any Terms Agreement and any Alternative Terms Agreement shall not exceed the Maximum Amount.

SECTION 2.         Representations and Warranties of the Company.  The Company represents and warrants to and agrees with the Manager that:

(a)         An automatic shelf registration statement on Form S-3 (File No. 333-150183) (the "registration statement") as defined in Rule 405 under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), in respect of the Shares, including a form of prospectus, has been prepared and filed by the Company not earlier than three years prior to the date hereof, in conformity with the requirements of the Act, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Rules and Regulations").  The registration statement contains certain information concerning the offering and sale of the Common Stock, including the Shares, and contains additional information concerning the Company and its business; the Commission has not issued an order preventing or suspending the use of the Basic Prospectus (as defined below), the Prospectus Supplement (as defined below), the Prospectus (as defined below) or any Permitted Free Writing Prospectus (as defined below), or the effectiveness of the Registration Statement, and no proceedings for that purpose or pursuant to Section 8A of the Act have been instituted or, to the Company's knowledge threatened by the Commission.  Except where the context otherwise requires, "Registration Statement," as used herein, means the registration statement, as amended at the time of such registration statement's effectiveness for purposes of Section 11 of the Act, as such section applies to the Manager, as well as any new registration statement, post-effective amendment or new automatic shelf registration statement as may have been filed pursuant to Sections 4(g) or (h) of this Agreement, including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the time of such registration statement's effectiveness for purposes of Section 11 of the Act, as such section applies to the Manager and (3) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.  Except where the context otherwise requires, "Basic Prospectus," as used herein, means the prospectus filed as part of each Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement.  Except where the context otherwise requires, "Prospectus Supplement," as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to the Manager in connection with the offering of the Shares.  Except where the context otherwise requires, "Prospectus," as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.  Notwithstanding the foregoing, if any revised basic prospectus, prospectus supplement or prospectus shall be provided to the Manager by the Company for use in connection with the offering and sale of the Shares which differs from the Basic Prospectus, Prospectus Supplement or Prospectus, as the case may be (whether or not such revised basic prospectus, prospectus supplement or prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Act), the terms "Basic Prospectus," "Prospectus Supplement" and "Prospectus" shall refer to such revised basic prospectus, prospectus supplement or prospectus, as the case may be, from and after the time it is first provided to the Manager for such use.  "Permitted Free Writing Prospectuses," as used herein, means the documents, if any, listed on Schedule A hereto and any other "issuer free writing prospectus" (as defined in Rule 433 of the Act) that the Company and the Manager shall agree from time to time is a Permitted Free Writing Prospectus.  Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the "Incorporated Documents"), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents.  Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act") on or after the initial effective date of the Registration Statement, or the date of the Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, if any, as the case may be, and deemed to be incorporated therein by reference.

(b)         The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at each deemed effective date with respect to the Manager pursuant to Rule 430(B)(f)(2) of the Act, at each Settlement Date (as defined in Section 3(a)(vi) hereof), and at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act, and the Registration Statement did not and will not, at or during such times, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby comply with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5)); the Basic Prospectus complied or will comply, at the time it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, as of the time of each sale of Shares pursuant to this Agreement (each, a "Time of Sale"), at each Settlement Date and at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of the Basic Prospectus and the date the Basic Prospectus was filed with the Commission and ends on each Settlement Date did or will the Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, each Time of Sale, each Settlement Date, and at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the date of the Prospectus Supplement and ends at the later of each Settlement Date and the end of the period during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, either alone or together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Permitted Free Writing Prospectus will comply, as of its date, as of each Time of Sale and Settlement Date and at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects with the requirements of the Act; at no time during the period that begins on the date of each Permitted Free Writing Prospectus and ends at the later of each Settlement Date and the end of the period during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of any Shares did or will such Permitted Free Writing Prospectus include any information that conflicted or will conflict with any information contained in the Registration Statement, the Prospectus or any Incorporated Document or include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning the Manager and furnished in writing by or on behalf of the Manager expressly for use in the Registration Statement, the Basic Prospectus, the Prospectus or such Permitted Free Writing Prospectus, as the case may be; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  For all purposes of this Agreement (including, without limitation, the provisions of this paragraph and of Section 6 of this Agreement), the Company and the Manager agree that the only information furnished or to be furnished by or on behalf of the Manager expressly for use in the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus or any amendment or supplement to any of the foregoing is the statement that the Manager will not engage in any transactions that stabilize the Common Stock appearing in the fourth sentence of the first paragraph under the caption "Plan of distribution" in the Prospectus Supplement dated June 12, 2009.

(c)         (i) At the time of filing of the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act and (iv) at the date hereof, the Company is a "well-known seasoned issuer" as defined in Rule 405 under the Act.  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Act objecting to the use of the automatic shelf registration form.

(d)         Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any "prospectus" or "free writing prospectus" (in each case within the meaning of the Act) or used any "prospectus" or "free writing prospectus" (in each case within the meaning of the Act) in connection with the offer or sale of the Shares, and from and after the execution of this Agreement, the Company will not, directly or indirectly, offer or sell any Shares by means of any "prospectus" or "free writing prospectus" (in each case within the meaning of the Act) or use any "prospectus" or "free writing prospectus" (in each case within the meaning of the Act) in connection with the offer or sale of the Shares, other than the Prospectus, as amended or supplemented from time to time in accordance with the provisions of this Agreement, and any Permitted Free Writing Prospectuses; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Act; assuming that any such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by the Manager, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 or Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Company nor the Manager is disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, "free writing prospectuses" (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an "ineligible issuer" (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all "road shows" (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby are "issuer free writing prospectuses" as defined in Rule 433 of the Act.

(e)         As of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the consolidated balance sheet as of March 31, 2009, or as of the Company's then most recently completed quarter or fiscal year, contained in the Company's quarterly report on Form 10-Q or the Company's annual report on Form 10 K, as applicable, at the indicated date, and there has been no material change in such information since March 31, 2009, or the Company's then most recently completed quarter or fiscal year, other than (i) the increase in the number of authorized shares of Common Stock to 200,000,000 by the filing of the Company’s Articles of Amendment on May 28, 2009 with the Secretary of State of the State of Maryland, (ii) the issuance of shares of Common Stock under the Company’s dividend reinvestment and stock purchase plan and director and employee compensation plans; and (iii) except as set forth in the Prospectus; all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange (the "NYSE").

(f)          The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full corporate power and authority to acquire, own, lease and operate its properties, to lease the same to others, to conduct its business as described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and will have, at the time of execution thereof, full corporate power and authority to enter into any Terms Agreement and to issue, sell and deliver the Shares as contemplated herein and in any Alternative Equity Distribution Agreement; and the Company is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdiction except where the failure to be in compliance would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent consummation of the transactions contemplated hereby or by any Alternative Equity Distribution Agreement, or (iii) result in the delisting of shares of Common Stock from the NYSE (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a "Material Adverse Effect").

(g)         The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(h)         The Company has no subsidiaries (as defined under the Act) other than those subsidiaries listed on Schedule B hereto (collectively, the "Subsidiaries"); the Company owns all of the issued and outstanding capital stock or equity interests, as applicable, of each of the Subsidiaries; except as set forth in the Registration Statement, the Prospectus or a Permitted Free Writing Prospectus, other than the capital stock or equity interests, as applicable, of the Subsidiaries, or as would not be material to the Company and its Subsidiaries on a consolidated basis, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Company and all amendments thereto have been delivered to the Manager; each Subsidiary has been duly incorporated or formed and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation, with full corporate power or limited liability company power, as applicable, and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign corporation or limited liability company, as applicable, and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; each Subsidiary is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock or equity interests, as applicable, of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other material encumbrance or adverse claims other than security interests, as disclosed in the Prospectus or granted under the Company's existing senior credit facility or a replacement thereto; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding; and the Company has no "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X under the Act) other than those subsidiaries that are listed in Exhibit 21 to the Company's Annual Reports on form 10-K;

(i)          The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights.

(j)          The capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus; and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders.

(k)         The Company has full corporate power and authority to enter into this Agreement.  Each of this Agreement and the Alternative Equity Distribution Agreements has been duly authorized, executed and delivered by the Company.  Other than any Alternative Distribution Agreement, any Terms Agreement or any Alternative Terms Agreement, the Company has not entered into any other sales agency or distribution agreements or similar arrangements with any agent or other representative in respect of the Shares and the equity shelf program established by this Agreement.  Each of this Agreement and the Alternative Equity Distribution Agreements constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies.

(l)          Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), (E) any decree, judgment or order applicable to (i) the Company or any of the

Subsidiaries or (ii) any of their respective properties, except in the case of clauses (B), (C) and (E)(ii) above, any such breach, violation or default that would not individually, or in the aggregate, have a Material Adverse Effect.

(m)        The execution, delivery and performance of this Agreement and the Alternative Equity Distribution Agreement and the issuance and sale of the Shares and the consummation of the transactions contemplated hereby (A) will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) the charter or bylaws of the Company or any of the Subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, including, without limitation, the rules and regulations of the NYSE, or (iii) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except in the case of clause (ii) above, any such breach, violation or default as would not individually, or in the aggregate, have a Material Adverse Effect, nor (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any of the properties (real and personal (including, without limitation, mortgage loans and unsecured loans)) described in the Registration Statement or Prospectus as being owned or leased by the Company or any of the Subsidiaries (the "Properties").

(n)         No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with the NYSE, or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Shares under the Act, which has been effected, and, the listing of the Shares on the NYSE, which has been effected, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Manager or (iii) under the Conduct Rules of the Financial Industry Regulatory Authority, Inc. ("FINRA")

(o)         Except as expressly set forth in the Registration Statement (excluding the exhibits thereto) and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter, agent or financial advisor to the Company or in any similar capacity in connection with the offer and sale of the Shares, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise.

(p)         Each of the Company and the Subsidiaries (and, to the Company's knowledge, each operator, lessee or sublessee of any Property or portion thereof) (i) has all necessary licenses, authorizations, consents and approvals, (ii) has made all necessary filings required under any federal, state, local or foreign law, regulation or rule and (iii) has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to acquire and own, lease or sublease, lease to others and conduct its respective business as described in the Registration Statement or Prospectus, except in the case of clauses (i), (ii) and (iii) above, where the failure to have such items, make such filings or obtain such items would not individually, or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries (nor, to the Company's knowledge, any such operator, lessee or sublessee) is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(q)         All legal or governmental proceedings, affiliate transactions, off-balance sheet transactions (including, without limitation, transactions related to, and the existence of, "variable interest entities" within the meaning of Financial Accounting Standards Board Interpretation No. 46), contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

(r)          Except as set forth in the Registration Statement, the Prospectus or a Permitted Free Writing Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company's knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers (or, to the Company's knowledge, any person from whom the Company or any Subsidiary acquired any of the Properties (each, a "seller"), or any lessee, sublessee or operator of any Property or any portion thereof) is or would be a party or of which any of their respective properties, or assets of the Company and the Subsidiaries, or any Property, is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect.  Except as set forth in the Registration Statement, the Prospectus or a Permitted Free Writing Prospectus, there are no actions, suits, claims, investigations or proceedings pending, or to the Company's knowledge, threatened or contemplated, in each case by the Commission or FINRA to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party.

(s)         Ernst & Young LLP (the "Accountants"), whose report on the consolidated financial statements of the Company and the Subsidiaries is included or incorporated by reference in the Registration Statement and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board.

(t)          The financial statements included or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders' equity of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the applicable requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus comply with the applicable requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus are accurately and fairly presented and prepared in all material respects on a basis consistent with the financial statements and books and records of the Company and the Subsidiaries; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement or the Prospectus that are not included or incorporated by reference as required; neither the Company nor any of the Subsidiaries has any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto) and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable.

(u)         Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has not been (i) any material adverse change, or any development which could have a reasonable possibility of giving rise to a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock (except as the result of the exercise of rights by directors and employees under the Company's stock option plans described in the Prospectus) or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary.

(v)         Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Shares, neither of them will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

(w)        The Company, and each of the Subsidiaries, has insurable title, and, in the case of real property, in fee simple, to the Properties, free and clear of all liens, claims, mortgages, deeds of trust, restrictions, security interests or other encumbrances, or defects ("Property Encumbrances"), except for (x) Property Encumbrances as set forth in the Registration Statement, the Prospectus or a Permitted Free Writing Prospectus, (y) the leasehold interests of lessees in the Properties of the Company and the Subsidiaries held under lease (the "Leases") and (z) any other Property Encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect; and all Property Encumbrances on or affecting the Properties which are required to be disclosed in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, are disclosed therein as required;

(x)          Each of the Leases pertaining to the Properties has been duly authorized by the Company or a Subsidiary, as applicable, and is a valid, subsisting and enforceable agreement of the Company or such Subsidiary, as applicable, and, to the Company's knowledge, each other party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally or general equitable principles.

(y)         No person has an option or right of first refusal to purchase all or any material portion of the Property owned by the Company or any interest therein, and to the Company's knowledge no such right exists with respect to any Property that the Company leases (as lessee), except for such options or rights of first refusal which, if exercised, will not individually or in the aggregate have a Material Adverse Effect.

(z)          To the Company's knowledge, except as disclosed in the Registration Statement, the Prospectus or a Permitted Free Writing Prospectuses, if any, no lessee of any portion of any of the Properties is in default under its respective lease, and there is no event which, with notice, lapse of time or both, would constitute a default under any such lease, except such defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

(aa)       To the Company's knowledge, except as disclosed in the Registration Statement, Prospectus or a Permitted Free Writing Prospectus, no borrower of a Company mortgage loan is in default under its respective mortgage loan, and there is no event which, with notice, lapse of time or both, would constitute a default under any such mortgage loan, except such defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

(bb)       Each of the Company and the Subsidiaries owns, or has obtained valid and enforceable licenses for or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as being owned or licensed by it or which is necessary for the conduct of, or material to, their respective businesses (collectively, the "Intellectual Property"), except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect.

(cc)        Except as set forth in the Registration Statement, the Prospectus or a Permitted Free Writing Prospectus, neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice,  except as would not, individually or in the aggregate, have a Material Adverse Effect, and there has been no violation of any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries, except as would not, individually or in the aggregate, have a Material Adverse Effect; there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries that is pending or, to the knowledge of the Company, threatened;

(dd)       Except as set forth in the Registration Statement, the Prospectus or a Permitted Free Writing Prospectus, the Company and the Subsidiaries and their respective properties, assets and operations (and, to the Company's knowledge, each operator, lessee or sublessee of any Property or portion thereof) are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company's knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries, nor, to the Company's knowledge, any seller, lessee, sublessee or operator of any Property or portion thereof or any previous owner thereof, (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below); and neither the Company nor any of the Subsidiaries, nor, to the Company's knowledge, any seller, lessee, sublessee or operator of any Property or portion thereof or any previous owner thereof, has received from any governmental authority notice of any violation, concerning the Properties, of any municipal, state or federal law, rule or regulation or of any Environmental Law, except for such violations as have heretofore been cured and except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect (as used herein, "Environmental Law" means any federal, state or local law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(ee)       Except as set forth in the Registration Statement, the Prospectus or a Permitted Free Writing Prospectus , the Company and the Subsidiaries have (A) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all applicable authorities, all self-regulatory authorities and all courts and other tribunals (each, an "Authorization") necessary to engage in the business conducted by it in the manner described in the Prospectus, except as would not, individually or in the aggregate, have a Material Adverse Effect and (B) no reason to believe that any governmental body or agency, domestic or foreign, is considering limiting, suspending or revoking any such Authorization, except where any such limitations, suspensions or revocations would not, individually or in the aggregate, have a Material Adverse Effect; all such Authorizations are valid and in full force and effect and the Company and the Subsidiaries are in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations, except for any invalidity, failure to be in full force and effect or noncompliance with any Authorization that would not, individually or in the aggregate, have a Material Adverse Effect.

(ff)         Neither the Company nor any of the Subsidiaries, nor, to the Company's knowledge, any seller, lessee, sublessee or operator of any Property or portion thereof, has received from any governmental authority any written notice of any condemnation of, or zoning change affecting, the Properties or any portion thereof, and the Company does not know of any such condemnation or zoning change which is threatened, except for such condemnations or zoning changes that, if consummated, would not, individually or in the aggregate, have a Material Adverse Effect; and each of the Properties, and the current and intended use and occupancy thereof, complies with all applicable zoning laws, ordinances and regulations, except where such failure does and will not, individually or in the aggregate, have a Material Adverse Effect.

(gg)      All federal, state, local and foreign income tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, all such tax returns are correct and complete in all material respects, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided; and to the Company's knowledge, there is no tax deficiency which has been asserted against the Company or any Subsidiary, except any tax deficiency which would not, individually or in the aggregate, have a Material Adverse Effect.

(hh)       Each of the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amount as the Company reasonably deems to be adequate and as are customary in the business in which they are engaged, except as described in the Prospectus; except as would not, individually, or in the aggregate, have a Material Adverse Effect, all policies of insurance insuring the Company and the Subsidiaries or any of their businesses, assets, employees, officers, directors and trustees are in full force and effect on the date hereof and will be fully in force at each Time of Sale and Settlement Date; and the Company and the Subsidiaries are in compliance with the terms of such policies in all material respects. Except as would not, individually or in the aggregate, have a Material Adverse Effect or as set forth in the Registration Statement, the Prospectus or a Permitted Free Writing Prospectus, there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

(ii)         Neither the Company nor any of the Subsidiaries has sustained since the date of the last audited consolidated financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except for such loss or interference as would not individually, or in the aggregate, have a Material Adverse Effect, except as set forth in the Registration Statement, the Prospectus or a Permitted Free Writing Prospectus.

(jj)         Neither the Company nor any Subsidiary has sent or received any written communication regarding termination of, or intent not to renew, any of the leases, contracts or agreements referred to or described in the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company's knowledge after due inquiry, any other party to any such contract or agreement, except as described in the Prospectus and for such termination, threat or non-renewal as would not individually, or in the aggregate, have a Material Adverse Effect.

(kk)       The Common Stock is an "actively-traded security" excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(ll)         The Company and each of the Subsidiaries, on a consolidated basis, maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(mm)     The Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and the Subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's independent registered public accountants and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company's internal controls; all "significant deficiencies" and "material weaknesses" (as such terms are defined in Rule 102(a)(4) of Regulation S-X under the Act) of the Company, if any, in internal controls have been identified to the Company's independent registered public accountants and any material weaknesses have been disclosed in the Registration Statement (excluding the exhibits thereto) and the Prospectus; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company's directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder.

(nn)      The Company has provided the Manager true, correct and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any Subsidiary to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and on or after July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002.

(oo)       Each "forward-looking statement" (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus has been made with a reasonable basis and in good faith.

(pp)       All statistical or market-related data included or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(qq)       Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

(rr)         The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened.

(ss)        Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(tt)         The Company is in compliance with the rules of the NYSE, including, without limitation, the requirements for continued listing of the Common Stock on the NYSE and the Company has not received any notice from the NYSE regarding the delisting of the Common Stock from the NYSE.

(uu)       Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement.

(vv)       Except as set forth in the Registration Statement under the heading "Certain federal income tax considerations," from and including the Company's taxable year ended 1992, the Company has continuously met, currently meets, and as of the time of purchase or additional time of purchase, as the case may be, will meet, the requirements for, and its proposed methods of operations as described in the Registration Statement or Prospectus will permit the Company to continue to meet the requirements for, qualification and taxation as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986 (the "Code"); and all statements in the Prospectus or Registration Statement regarding the Company's qualification as a REIT are true, complete and correct in all material respects.

(ww)     The description of the Company's organization and method of operation and its qualification and taxation as a REIT set forth in the Registration Statement, the Prospectus, and the Permitted Free Writing Prospectuses, if any, is accurate and presents fairly the matters referred to therein; the Company's conflicts of interest, operating policies, investment guidelines and operating restrictions described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectus, if any, accurately reflect in all material respects the current intentions of the Company with respect to the operation of its business, and no material deviation from such guidelines or policies is currently contemplated.

(xx)        Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(yy)       To the Company's knowledge, there are no affiliations or associations between (i) any member of the FINRA and (ii) the Company or any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto) and the Prospectus.

(zz)        No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto) and the Prospectus.

(aaa)     The issuance and sale of the Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Manager or counsel for the Manager in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to the Manager.

SECTION 3.         Sale and Delivery of Securities.

(a)         On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell through the Manager, as sales agent, and the Manager agrees to use its commercially reasonable efforts to sell, as sales agent for the Company, the Shares on the following terms.

(i)                 The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Manager on any day that (A) is a trading day for the NYSE (a "Trading Day") (other than a Trading Day on which the NYSE is scheduled to close prior to its regular weekday closing time), (B) the Company has instructed the Manager by telephone (confirmed promptly by electronic mail) from any of the individuals listed as authorized representatives of the Company on Schedule C hereto (the "Authorized Company Representatives") to make such sales and (C) the Company has satisfied its obligations under Section 5 of this Agreement.  The Company will designate the maximum number of Shares to be sold by the Manager daily or as otherwise agreed to by the Manager and the Company and in any event not in excess of the amount of Shares available for issuance under the currently effective Registration Statement or in excess of the amount of Shares authorized from time to time to be issued and sold under this Agreement by the Company's board of directors, or a duly authorized committee thereof, and notified to the Manager in writing.  Subject to the terms and conditions hereof, the Manager shall use its commercially reasonable efforts to offer and sell all of the Shares designated on any day; provided, however, that the Manager shall have no obligation to offer or sell any Shares, and the Company acknowledges and agrees that the Manager shall have no such obligation, in the event an offer or sale of the Shares on behalf of the Company may in the judgment of the Manager constitute the sale of a "block" under Rule 10b-18(a)(5) under the Exchange Act or a "distribution" within the meaning of Rule 100 of Regulation M under the Exchange Act or the Manager reasonably believes it may be deemed an "underwriter" under the Act in a transaction that is other than by means of ordinary brokers' transactions between members of the NYSE that qualify for delivery of a Prospectus to the NYSE in accordance with Rule 153 under the Act (such ordinary brokers' transactions are hereinafter referred to as "At the Market Offerings").

(ii)                 Notwithstanding the foregoing, the Company, through any of the Authorized Company Representatives, may instruct the Manager by telephone (confirmed promptly by electronic mail from the Company) not to sell the Shares if such sales cannot be effected at or above the price designated by the Company in any such instruction, which price shall not be below the par value of the Common Stock.  In addition, the Company or the Manager may, upon notice to the other party hereto by telephone (confirmed promptly by electronic mail from such party), suspend the offering of the Shares; provided, however, that such suspension shall not affect or impair the parties' respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.

(iii)                 The Manager hereby covenants and agrees not to make any sales of the Shares on behalf of the Company, pursuant to this Section 3(a), other than (A) by means of At the Market Offerings and (B) such other sales of the Shares on behalf of the Company in its capacity as agent of the Company as shall be agreed by the Company and the Manager.

(iv)                 The compensation to the Manager, as an agent of the Company, for sales of the Shares shall be 2% of the gross sales price of the Shares sold pursuant to this Section 3(a).  The remaining proceeds, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in connection with such sales, shall constitute the net proceeds to the Company for such Shares (the "Net Proceeds").

(v)                 The Manager shall provide written confirmation to the Company as soon as practicable following the close of trading on the NYSE each day in which the Shares are sold under this Section 3(a) setting forth the aggregate amount of the Shares sold on such day, the aggregate Net Proceeds to the Company, and the aggregate compensation payable by the Company to the Manager with respect to such sales.

(vi)                 Settlement for sales of the Shares pursuant to this Section 3(a) will occur on the third Trading Day following the date on which such sales are made (provided that, if such third trading day is not a business day (as defined below), then settlement will occur on the next succeeding trading day that is also a business day), unless another date shall be agreed upon by the Company and the Manager (each such date, a "Settlement Date").  As used in the preceding sentence and in Section 6 below, the term "business day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law, regulation or executive order to close.  On each Settlement Date, the Shares sold through the Manager for settlement on such date shall be issued and delivered by the Company to the Manager against payment of the Net Proceeds for the sale of such Shares.  Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to the Manager's account, or to the account of the Manager's designee, at The Depository Trust Company ("DTC") through its Deposit and Withdrawal at Custodian

System ("DWAC") or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares eligible for delivery through DTC, in return for payments in same day funds delivered to the account designated by the Company.  If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (A) indemnify and hold the Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay the Manager any commission to which it would otherwise be entitled absent such default.  The Authorized Company Representatives, or any designees thereof as notified to the Manager in writing, shall be the contact persons for the Company for all matters related to the settlement of the transfer of the Shares through DWAC for purposes of this Section 3(a)(vi).

                                                             (vii) At each Time of Sale, Settlement Date and Representation Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement.  Any obligation of the Manager to use its commercially reasonable efforts to sell the Shares on behalf of the Company shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement.

(b)         (i)  If the Company wishes to issue and sell the Shares other than as set forth in Section 3(a) of this Agreement or as set forth in Section 3(a) of any Alternative Equity Distribution Agreement (each, a "Placement"), it will notify the Manager of the proposed terms of such Placement.  If the Manager, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Manager, the Company and, if applicable, the Alternative Managers will enter into a Terms Agreement setting forth the terms of such Placement.  In the event of a conflict between the terms of this Agreement and the terms of any Terms Agreement, the terms of such Terms Agreement will control.

                                                          (ii)  In the event the Company engages the Manager for a sale of Shares that would constitute the sale of a “block” under Rule 10b-18(a)(5) under the Exchange Act or a “distribution,” within the meaning of Rule 100 of Regulation M under the Exchange Act, the Company and the Manager will agree to compensation that is customary for the Manager with respect to such transactions.

(c)         (i)  Under no circumstances shall the Company cause or request the offer or sale of any Shares if, after giving effect to the sale of such Shares, the aggregate gross sales proceeds or the aggregate number of the Shares sold pursuant to this Agreement and any Alternative Equity Distribution Agreement would exceed the lesser of (A) the Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statement and (C) the amount authorized from time to time to be issued and sold under this Agreement and any Alternative Equity Distribution Agreement by the Company's board of directors, or a duly authorized committee thereof, and notified to the Manager in writing.  Under no circumstances shall the Company cause or request the offer or sale of any Shares at a price lower than the minimum price authorized from time to time by the Company's board of directors or a duly authorized committee thereof, and notified to the Manager in writing.

                                         (ii) If either party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Shares, it shall promptly notify the other party and sales of the Shares under this Agreement and any Alternative Equity Sales Distribution Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.  Upon the reasonable request of the Company in writing to the Manager (which such request may be by electronic mail), the Manager shall promptly calculate and provide in writing to the Company a report setting forth, for the prior week, the average daily trading volume (as defined in Rule 100 of Regulation M under the Exchange Act) of the Common Stock.

(d)         Each sale of the Shares to or through the Manager or any Alternative Manager, as applicable, shall be made in accordance with the terms of this Agreement or, if applicable, a Terms Agreement, or the respective Alternative Equity Distribution Agreement or, if applicable, an Alternative Terms Agreement, as applicable.

(e)         Subject to such further limitations on offers and sales of Shares or delivery of instructions to offer and sell Shares as are set forth herein, or in any Alternative Equity Distribution Agreement, and as may be mutually agreed upon by the Company and the Manager or any Alternative Manager, as applicable, offers and sales of Shares pursuant to this Agreement or any Alternative Equity Distribution Agreement, as applicable, shall not be requested by the Company and need not be made by the Manager or any Alternative Manager, as applicable, at any time when or during any period in which the Company is or could be deemed to be in possession of material non-public information.

(f)         The Company acknowledges and agrees that (A) there can be no assurance that the Manager or any Alternative Manager will be successful in selling the Shares, (B) neither the Manager nor any Alternative Manager will incur liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by the Manager or any Alternative Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares in accordance with the terms of this

Agreement or any Alternative Equity Distribution Agreement, as applicable, and (C) neither the Manager nor any Alternative Manager shall be under any obligation to purchase Shares on a principal basis pursuant to this Agreement or any Alternative Equity Distribution Agreement, as applicable, except as otherwise specifically agreed in writing by the Manager and the Company or any Alternative Manager and the Company, as applicable.

(g)         The Company agrees that, during the term of this Agreement, any offer to sell, any solicitation of an offer to buy, or any sales of Shares or sales of Common Stock in Rule 415(a)(4) Offerings shall only be effected by or through the Manager or an Alternative Manager, but in no event by more than one Manager on any single given day, and the Company shall in no event request that the Manager or any Alternative Manager sell Shares on the same day.

SECTION 4.         Covenants of the Company.  The Company agrees with the Manager:

(a)         To notify the Manager promptly of the time on or after the date of this Agreement when the Registration Statement or any amendment to the Registration Statement has been filed or become effective or when the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any supplement to any of the foregoing has been filed; to prepare and file with the Commission, promptly upon the Manager's request, any amendments or supplements to the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus that, in the Manager's reasonable opinion, may be necessary or advisable in connection with the offering of the Shares by the Manager; and to cause the Basic Prospectus, the Prospectus Supplement and the Prospectus and each amendment or supplement to the Basic Prospectus, the Basic Prospectus or the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Act (without reliance on Rule 424(b)(8)) or, in the case of any Incorporated Document, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed; to cause each Permitted Free Writing Prospectus to be filed with the Commission as required by Rule 433 of the Act (to the extent such filing is required by such rule) and to retain copies of each Permitted Free Writing Prospectus that is not required to be filed with the Commission in accordance with Rule 433 of the Act.

(b)         To promptly advise the Manager, confirming such advice in writing, of any suspension of the Manager's obligations under Rule 15c2-8 under the Exchange Act or any request by the Commission for amendments or supplements to the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus (in each case including, without limitation, any Incorporated Document) or for additional information with respect thereto, or of notice of examination, institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to promptly advise the Manager of any proposal to amend or supplement the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus (other than any amendment or supplement to be effected by the Company's filing of a report, document or proxy or information statement pursuant to Sections 13, 14 or 15(d) of the Exchange Act, which shall be subject to the provisions of clause (2) of Section 4(d) below), and to provide the Manager and its counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and not to file or use any such amendment or supplement (other than any prospectus supplement relating to the offering of other securities (including, without limitation, the Common Stock)) to which the Manager shall have reasonably objected in writing.

(c)         To make available to the Manager, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Manager, as many copies of the Prospectus and each Permitted Free Writing Prospectus (or of the Prospectus or any Permitted Free Writing Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Manager may reasonably request for the purposes contemplated by the Act; in case the Manager is required to deliver (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be.

(d)         (1) Subject to clause (2) of this Section 4(d), to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and (2) to provide the Manager, for its review, with a copy of any reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act a reasonable amount of time prior to any proposed filing, and to promptly notify the Manager of such filing.

(e)         To pay the fees applicable to the Registration Statement in connection with the offering of the Shares within the time required by Rule 456(b)(1)(i) under the Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Act) and in compliance with Rule 456(b) and Rule 457(r) under the Act.

(f)          If the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (a) promptly notify the Manager, (b) promptly file a new registration statement or post-effective amendment on the proper form relating to the Shares, in a form satisfactory to the Manager, (c) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Act), and (d) promptly notify the Manager of such effectiveness.  The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Registration Statement that was the subject of the notice under Rule 401(g)(2) under the Act or for which the Company has otherwise become ineligible.  References herein to the Registration Statement relating to the Shares shall include such new registration statement or post-effective amendment, as the case may be.

(g)         If immediately prior to the third anniversary (the "Renewal Deadline") of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Manager, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to the Manager.  If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Manager, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline.  The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement.  References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(h)         To promptly notify the Manager of the happening of any event that could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading and, subject to Section 4(b) and Section 4(d), to prepare and furnish, at the Company's expense, to the Manager promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change; and to promptly notify the Manager of the happening of any event that could require the making of any change in any Permitted Free Writing Prospectus so that such Permitted Free Writing Prospectus would not conflict with information contained in the Registration Statement, the Prospectus or the Incorporated Documents or so that such Permitted Free Writing Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, subject to Section 4(b) and Section 4(d), to prepare and furnish, at the Company's expense, to the Manager promptly such amendments or supplements to such Permitted Free Writing Prospectus as may be necessary to eliminate any such conflict or reflect any such change.

(i)          To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Manager may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise the Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(j)          To make generally available to its security holders, and to deliver to the Manager, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than eighteen months after the effective date of the Registration Statement (as such date is defined in Rule 158(c) under the Act).

(k)         The Company shall pay all expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, including without limitation such costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Basic Prospectus, the Prospectus, each Prospectus Supplement, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state or foreign law (including the reasonable legal fees and filing fees and other disbursements of U.S. or other foreign counsel for the Manager) and the printing and furnishing of copies of any blue sky surveys, (v) the listing of the Shares on the NYSE and any other securities exchange and any registration thereof under the Exchange Act, (vi) any filing with, and any review of the public offering of the Shares by, FINRA, including the reasonable legal fees and other reasonable disbursements of counsel for the Manager relating to FINRA matters and (vii) the reasonable fees and disbursements of the Company's and Manager's counsel and of the Company's accountants.  Except as set forth on Annex I hereto, the Manager will pay all of its other out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel and similar expenses, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated.

(l)          To apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of proceeds" in the Prospectus Supplement.

(m)         Not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, or permit the registration under the Act of, any shares of Common Stock or any other securities of the Company that are substantially similar to the Common Stock ("Similar Securities") or any securities convertible into or exchangeable or exercisable for Common Stock or Similar Securities (including without limitation, any options, warrants or other rights to purchase Common Stock or Similar Securities), in each case without giving the Manager at least three Trading Days' prior written notice specifying the nature of the proposed sale and the date of such proposed sale.  Notwithstanding the foregoing, the Company may (i) register the offer and sale of the Shares through or to the Manager or any Alternative Manager pursuant to this Agreement or any Terms Agreement, Alternative Equity Distribution Agreement or Alternative Terms Agreement, as applicable; (ii) file registration statements relating to Common Stock that may be issued pursuant to the Company's (a) dividend reinvestment and stock purchase plan, (b) director and executive compensation plans and (c) other employee benefit plans (in the case of (a), (b) and (c) above, as such plans are described in the Company's reports filed with the Commission under the Exchange Act); and (iii) issue shares of the Common Stock, issue options to purchase shares of the Common Stock or make grants of other equity awards, each pursuant to any of the plans referred to in clause (ii) above.  In the event that notice of a proposed sale is provided by the Company pursuant to this Section 4(m), the Manager may suspend activity under this Agreement for such period of time as may be requested by the Company or as may be deemed appropriate by the Manager.

(n)         Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus or a Permitted Free Writing Prospectus.

(o)         The Company will not, and will cause its Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in (i) the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) a violation of Regulation M.  The Company shall notify the Manager of any violation of Regulation M by the Company or any Subsidiary or any of their respective officers or directors promptly after the Company has received notice or obtained knowledge of any such violation.

(p)         To use its best efforts to cause the Common Stock to be listed on the NYSE and to maintain such listing.

(q)         To advise the Manager immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter and other document provided to the Manager pursuant to Section 5 herein.

(r)          Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period (as defined below)), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by the filing with the Commission of any document incorporated by reference therein, which shall be subject to the provisions of subclause (ii) below, and other than a prospectus supplement filed pursuant to Rule 424(b) under the Act relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request), or (iii) the Manager may reasonably request (the date of commencement of the offering of the Shares under this Agreement, the date of commencement of the offering of the Shares under this Agreement following the termination of a Suspension Period and each date referred to in subclauses (i), (ii) and (iii) above, each a "Representation Date"), to furnish or cause to be furnished to the Manager forthwith a certificate of two of the Company's executive officers, dated and delivered the Representation Date, in form satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 5(e) of this Agreement which was last furnished to the Manager are true and correct as of such Representation Date as though made at and as of such date (except that such certificate shall state that such statements shall be deemed to relate to the Registration Statement and the Prospectus and to all Permitted Free Writing Prospectuses, in each case as amended and supplemented to such date) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(e), modified as necessary to relate to the Registration Statement and the Prospectus and to all Permitted Free Writing Prospectuses, in each case as amended and supplemented to the time of delivery of such certificate; provided that the obligation of the Company under this subsection (r) shall be deferred for any period that the Company has suspended the offering of Shares pursuant to Section 3(a)(ii) hereof (each, a "Suspension Period") and shall recommence upon the termination of such Suspension Period.

(s)         At each Representation Date, to furnish or cause to be furnished forthwith to the Manager a written opinion of Bryan Cave LLP, counsel to the Company, or its successors and assigns ("Company Counsel"), or other counsel satisfactory to the Manager, dated and delivered as of such Representation Date, in form and substance satisfactory to the Manager, of the same tenor as the opinion referred to in Section 5(c) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus and to all Permitted Free Writing Prospectuses, in each case as amended and supplemented to the time of delivery of such opinion; provided that the obligation of the Company under this subsection (s) shall be deferred for any Suspension Period and shall recommence upon the termination of such Suspension Period.

(t)          At each Representation Date, to furnish or cause to be furnished forthwith to the Manager a written opinion of Bryan Cave LLP, tax counsel to the Company, or its successors and assigns ("Tax Counsel"), or other counsel satisfactory to the Manager, dated and delivered as of such Representation Date, in form and substance satisfactory to the Manager, of the same tenor as the opinion referred to in Section 5(g) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus and to any Permitted Free Writing Prospectuses, in each case as amended and supplemented to the time of delivery of such opinion; provided that the obligation of the Company under this subsection (t) shall be deferred for any Suspension Period and shall recommence upon the termination of such Suspension Period.

(u)         At each Representation Date, to furnish or cause to be furnished to the Manager forthwith a certificate of the Secretary or Assistant Secretary of the Company, dated and delivered as of such Representation Date, in form and substance satisfactory to the Manager, of the same tenor as the certificate referred to in Section 5(h) of this Agreement but modified to relate to the Registration Statement and the Prospectus, in each case, as amended and supplemented to the date of such certificate; provided that the obligation of the Company under this subsection (u) shall be deferred for any Suspension Period and shall recommence upon the termination of such Suspension Period.

(v)         At each Representation Date, Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Manager, shall deliver a written opinion, dated and delivered as of such Representation Date, in form and substance satisfactory to the Manager; provided that the obligation of the Company under this subsection (v) shall be deferred for any Suspension Period and shall recommence upon the termination of such Suspension Period.

(w)         Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional or amended financial information (other than an amendment or supplement effected by the filing with the Commission of any document incorporated by reference therein, which shall be subject to the provisions of subclauses (ii) and (iii) below), (ii) the Company shall file an annual report on Form 10-K or a quarterly report on Form 10-Q, (iii) upon request by the Manager and upon reasonable advance notice to the Company, there is filed with the Commission any document (other than an annual report on Form 10-K or a quarterly report on Form 10-Q) incorporated by reference into the Prospectus which contains financial information, or (iv) the Manager may reasonably request, to cause the Accountants, or other independent accountants satisfactory to the Manager, forthwith to furnish the Manager a letter, dated the date of the commencement of the offering, the date of effectiveness of such amendment, the date of filing of such supplement or other document with the Commission, or the date of such request, as the case may be, in form and substance satisfactory to the Manager, of the same tenor as the letter referred to in Section 5(d) of this Agreement but modified to relate to the Registration Statement and the Prospectus and to all Permitted Free Writing Prospectuses, in each case, as amended and supplemented to the date of such letter; provided that the obligation of the Company under this subsection (w) shall be deferred for any Suspension Period and shall recommence upon the termination of such Suspension Period.

(x)         At each Representation Date, to conduct  a due diligence session, in form and substance, satisfactory to the Manager, which shall include representatives of the management and the accountants of the Company; provided that the obligation of the Company under this subsection (x) shall be deferred for any Suspension Period and shall recommence upon the termination of such Suspension Period.

(y)         That the Company consents to the Manager trading in the Common Stock for the Manager's own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(z)          If to the knowledge of the Company, any condition set forth in Section 5(a), 5(j) or 5(k) of this Agreement shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.

(aa)       To use its best efforts to continue to qualify for taxation as a REIT under Sections 856 through 860 of the Code.

(bb)       To disclose in its quarterly reports on Form 10-Q and in its annual report on Form 10-K the number of the Shares sold through or to the Manager under this Agreement, the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of the Shares pursuant to this Agreement during the relevant quarter.

(cc)       To ensure that prior to instructing the Manager to sell Shares the Company shall have obtained all necessary corporate authority for the offer and sale of such Shares.

(dd)       That each acceptance by the Company of an offer to purchase the Shares hereunder shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus and to all Permitted Free Writing Prospectuses, in each case as amended and supplemented relating to such Shares).

SECTION 5.         Conditions of Manager's Obligations.  The obligations of the Manager hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company on the date hereof, any applicable Representation Date and as of each Settlement Date, (ii) the performance by the Company of its obligations hereunder and (iii) to the following additional conditions precedent.

(a)         (i)  No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act, and no order directed at or in relation to any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or to the knowledge of the Company or the Manager of the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Basic Prospectus or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Prospectus, together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(b)         Subsequent to the respective dates as of which information is given in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole, in the judgment of the Manager, shall occur or become known and no transaction which is material and unfavorable to the Company (other than as referred to in the Registration Statement and Prospectus) in the judgment of the Manager, shall have been entered into by the Company or any of its Subsidiaries.

(c)         The Company shall furnish to the Manager, at every date specified in Section 4(s) of this Agreement, an opinion of Company Counsel, addressed to the Manager, and dated as of such date, and in form satisfactory to the Manager, in substantially the form set forth in Exhibit A hereto.

(d)         At the dates specified in Section 4(w) of this Agreement, the Manager shall have received from the Accountants letters dated the date of delivery thereof and addressed to the Manager in form and substance satisfactory to the Manager.

(e)         The Company shall deliver to the Manager, at every date specified in Section 4(r) of this Agreement, a certificate of two of its executive officers to the effect that (i) the representations and warranties of the Company as set forth in this Agreement are true and correct as of the Representation Date, (ii) the Company has performed such of its obligations under this Agreement as are to be performed at or before such Representation Date, and (iii) the conditions set forth in paragraphs (a) and (b) of Section 5 have been met.  The certificate shall also state that the Shares have been duly and validly authorized by the Company, that all corporate action required to be taken for the issuance and sale of the Shares has been validly and sufficiently taken, and that the Company's Board of Directors or any other body with authority has not revoked, rescinded or otherwise modified or withdrawn such authorization or corporate action.

(f)          The Manager shall have received, at every date specified in Section 4(v) of this Agreement, the favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Manager, dated as of such date, and in form and substance satisfactory to the Manager.

(g)         The Company shall furnish to the Manager, at every date specified in Section 4(t) of this Agreement, an opinion of Tax Counsel, addressed to the Manager, and dated as of such date, and in form satisfactory to the Manager, in substantially the form set forth in Exhibit B hereto.

(h)         The Manager shall have received, at every date specified in Section 4(u) of this Agreement, a certificate of the Secretary or Assistant Secretary of the Company, dated as of such date, and in form and substance satisfactory to the Manager.

(i)          At every date specified in Section 4(x) of this Agreement and on such other dates as reasonably requested by the Manager, the Company shall have conducted due diligence sessions, in form and substance satisfactory to the Manager, which shall include the participation of representatives of the management of the Company and the Accountants of the Company.

(j)          All filings related to the offering of the Shares with the Commission required by Rule 424 or Rule 433 under the Act shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)) and Rule 433, respectively.

(k)         The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date.

SECTION 6.         Indemnification and Contribution.

(a)         The Company agrees to indemnify, defend and hold harmless the Manager and its affiliates, its and their directors, officers, employees and agents and any person who controls the Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation), as incurred, which, jointly or severally, the Manager or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Manager furnished in writing by or on behalf of the Manager to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 6 being deemed to include any Basic Prospectus, any Prospectus Supplement, any Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any "issuer information" (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Manager furnished in writing by or on behalf of the Manager to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b)         The Manager agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Manager furnished in writing by or on behalf of the Manager to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Manager furnished in writing by or on behalf of the Manager to the Company expressly for use in, the Prospectus Supplement or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in the Prospectus Supplement or a Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(c)          If any action, suit or proceeding (each, a "Proceeding") is brought against a person (an "indemnified party") in respect of which indemnity may be sought against the Company or the Manager (as applicable, the "indemnifying party") pursuant to subsection (a) or (b), respectively, of this Section, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise.  The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded based on advice of counsel that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).  The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability, as incurred, by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 6(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d)         If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsections (a) and (b) of this Section 6 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Manager, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Manager, on the other, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Manager, on the other, shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Manager, bear to the aggregate public offering price of the Shares.  The relative fault of the Company, on the one hand, and of the Manager, on the other, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Manager and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e)         The Company and the Manager agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above.  Notwithstanding the provisions of this Section 6, the Manager shall not be required to contribute any amount in excess of commissions received by it under this Agreement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)          The Company and the Manager agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

SECTION 7.         Representations and Agreements to Survive Delivery.  The indemnity and contribution agreements contained in Section 6 and the covenants, warranties and representations of the Company contained in this Agreement or in certificates delivered pursuant hereto shall remain in full force and effect regardless of any investigation made by or on behalf of the Manager or any of its affiliates or its or their directors, officers, employees or agents or any person (including each director, officer, employee or agent of such person) who controls the Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares.

SECTION 8.         Termination.

(a)         The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party except that (i) if any of the Shares have been sold through the Manager for the Company, then Section 4(z) shall remain in full force and effect, (ii) with respect to any pending sale, through the Manager for the Company, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination and (iii) the provisions of Sections 4(k), 6, 7, 9, 10, 11, 15, 16, 17, 18 and 19 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)         The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party except that the provisions of Sections 4(k), 6, 7, 9, 10, 11, 15, 16, 17, 18 and 19 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)         This Agreement shall remain in full force and effect unless terminated pursuant to Sections 8(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that the provisions of Sections 4(k), 6, 7, 9, 10, 11, 15, 16, 17, 18 and 19 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d)         Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be.  If such termination shall occur prior to the Settlement Date for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 3(a)(vi) of this Agreement.

SECTION 9.         Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements under this Agreement shall be in writing and delivered by hand, overnight courier, mail or facsimile and, if to the Manager, shall be sufficient in all respects if delivered or sent to Deutsche Bank Securities Inc. , 60 Wall Street, New York, NY 10005, Attention: Equity Capital Markets - Syndicate Desk, Fax No. (212) 797-8974 and, if to the Company, it shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 200 International Circle, Suite 3500, Hunt Valley, Maryland 21030, Attention: C. Taylor Pickett, Chief Executive Officer, Fax No. (410) 427-1700.  Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

SECTION 10.       Parties at Interest.  The Agreement herein set forth has been and is made solely for the benefit of the Manager and the Company and to the extent provided in Section 6 of this Agreement the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Manager) shall acquire or have any right under or by virtue of this Agreement.

SECTION 11.       No Fiduciary Relationship.  The Company hereby acknowledges that the Manager is acting solely as sales agent and/or principal in connection with the purchase and sale of the Company's securities.  The Company further acknowledges that the Manager is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis, and in no event do the parties intend that the Manager act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Manager may undertake or have undertaken in furtherance of the purchase and sale of the Company's securities, either before or after the date hereof.  The Manager hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.  The Company and the Manager agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Manager to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company's securities, do not constitute advice or recommendations to the Company.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Manager with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

SECTION 12.       Press Releases and Disclosure.  The Company may issue a press release in compliance with Rule 134 under the Act describing the material terms of the transactions contemplated hereby as soon as practicable following the date hereof, and may file with the Commission a Current Report on Form 8-K describing the material terms of the transaction contemplated hereby, and the Company shall consult with the Manager prior to making such disclosures, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosures that is reasonably satisfactory to all parties.  No party hereto shall issue thereafter any Current Report on Form 8-K or press release or like public statement (including, without limitation, any disclosure required in reports filed with the Commission pursuant to the Exchange Act) related to this Agreement or any of the transactions contemplated hereby without the prior written approval, except as may be necessary or appropriate in the opinion of the party seeking to make disclosure to comply with the requirements of applicable law or stock exchange rules.  If any such press release or like public statement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure that is reasonably satisfactory to all parties.

SECTION 13.       Adjustments for Stock Splits.  The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split effected with respect to the Shares.

SECTION 14.       Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

SECTION 15.       Counterparts.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

SECTION 16.       Law; Construction.  This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 17.       Headings.  The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

SECTION 18.       Submission to Jurisdiction.  Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto.  The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Manager or any indemnified party.  Each of the Manager and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

SECTION 19.       Successors and Assigns.  This Agreement shall be binding upon the Manager and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and the Manager's respective businesses and/or assets.

SECTION 20.       Miscellaneous.  The Manager, an indirect, wholly-owned subsidiary of Deutsche Bank AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Deutsche Bank AG.  Because the Manager is a separately organized entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities.  Securities sold, offered or recommended by the Manager are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company and the Manager, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Manager.  Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Manager may be evidenced by an exchange of telegraphic or other written communications.

Very truly yours,

OMEGA HEALTHCARE INVESTORS, INC.

By:
Name:
Title:

ACCEPTED as of the date
first above written

DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title:

DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title: